                                  EXHIBIT 10.30

                              COLLATERAL ASSIGNMENT
                             OF MEMBERSHIP INTEREST

      THIS COLLATERAL ASSIGNMENT OF MEMBERSHIP INTEREST (this "Assignment"), dated as of the 18th day of April, 2000, between THE PRIME GROUP, INC., an Illinois corporation ("Assignor"), and HORIZON GROUP PROPERTIES, L.P. ("Assignee").

                               R E C I T A L S:

      A. Assignor is the sole member of Prime Outdoor Group, LLC, a Delaware limited liability company (the "Borrower");

      B. Assignee has agreed to make a loan to Borrower of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Loan");

      C. The Loan is evidenced by that certain Promissory Note in the principal amount of the Loan (the "Note") of even date herewith, made by Borrower to the order of Assignee; and

      D. It is a condition to the making of the Loan that Assignor execute and deliver this Assignment; and, as the sole member of Borrower and as owner of 100% of the Membership Interest (defined below), Assignor has a financial interest in Borrower and in the making of the Loan and is willing to execute and deliver this Assignment;

      NOW, THEREFORE, with reference to the above recitals, and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. ASSIGNMENT. For value received, including, without limitation, Assignee's agreement to make the Loan, Assignor does hereby grant a security interest in, sell, assign, transfer, set over, pledge and deliver unto Assignee and unto its successors and assigns, all of the right, title and interest of Assignor in and to (i) the membership interest in Borrower whether now owned or hereafter acquired ("Membership Interest"), and (ii) any and all proceeds or avails of the foregoing, including, without limitation, all distributions of Borrower (whether in cash or in kind) which are allocable to the holder of the Membership Interest (herein collectively referred to as the "Collateral"), to secure the due and punctual payment and performance of the Liabilities (as hereinafter defined).

      TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining, incidental or appurtenant thereto, unto the Assignee, its successors and assigns; subject, however, to the terms, covenants and conditions hereafter set forth.

      The term "Liabilities," as used herein, shall mean all obligations of Borrower to Assignee under the Note and the Loan Documents (as defined in the Note) and all other indebtedness, obligations and liabilities of Borrower, Assignor or their successors and assigns, to Assignee under the Loan, whether for payment of money or performance of obligations, however created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due.

      2. WARRANTIES, REPRESENTATIONS AND COVENANTS OF ASSIGNOR. Assignor hereby warrants, represents, and covenants to and with Assignee as follows:


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            (a) The terms and provisions of the aforestated Recitals are hereby incorporated into this Assignment as representations and warranties of Assignor with the same effect as though such recitals had been set out in full in this Section 2;

            (b) Assignor presently has full unencumbered title to the Collateral and hereafter, so long as any portion of the Liabilities is outstanding, shall maintain the Collateral free of all liens and claims whatsoever, other than the interest granted hereunder or under any other instrument given to secure the Liabilities or any part thereof;

            (c) No financing statement (other than a financing statement in favor of Assignee), covering any of the Collateral is or will be on file in any public office; and Assignor agrees to execute, from time to time hereafter on request of Assignee, such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Assignee) and do such other acts and things, all as Assignee may reasonably request to establish and maintain a valid security interest in the Collateral free of all other liens and claims whatsoever, to secure the payment and performance of the Liabilities, including, without limitation, providing notice to Assignee in the event that any Assignor moves its domicile to another state any time while the Liabilities are outstanding;

            (d) So long as any portion of the Liabilities is outstanding, Assignor shall:

                  (i)   refrain from electing to dissolve Borrower;

                  (ii) refrain from the sale, further encumbrance or other disposition of all or any portion of or interest in the Membership Interest without the prior written consent of Assignee; and

                  (iii) do, execute, acknowledge and deliver every and all
                        further acts, conveyances, assignments, transfers and assurances necessary or proper, in the reasonable judgment of Assignee, for the better assuring, conveying, assigning and confirming unto Assignee all property encumbered hereby or property intended so to be; whether now owned by Assignor or hereafter acquired;

            (e) Assignor has full power and authority to make the assignment herein provided for, and this Assignment is fully enforceable under applicable law. All consents, if any, required for the execution of this Assignment and the enforcement of the remedies hereunder have been obtained prior to the making of this Assignment;

            (f) Except as disclosed in writing to Assignee, no litigation or other proceedings are pending or, to the best of Assignor's knowledge, are threatened which could materially adversely affect either the validity or priority of the lien or other interest of Assignee in the Collateral or the financial condition of Assignor;

            (g) The execution and delivery of this Assignment, the consummation of the transactions contemplated hereby, and the fulfillment of and compliance with the terms and conditions hereof, do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which Assignor or Borrower is a party or by which either of them is bound, constitute a default under any of the foregoing, or result in the creation of a lien, claim, charge or encumbrance other than the interests granted to Assignee by this Assignment;


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

            (h) Assignor, at its own expense, will defend Assignee's right, title, and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity;

            (i) Assignor will promptly deliver to Assignee all written notices received with respect to the Collateral and will promptly give Assignee written notice of any other notices received with respect to the Collateral;

            (j) Assignor, at any time, and from time to time, upon the written request of Assignee shall execute and deliver such further documents and do such further acts and things as Assignee may reasonably request to effect the purposes of this Assignment. Assignor hereby appoints Assignee as its true and lawful attorney in fact, such appointment being irrevocable and coupled with an interest, to execute and deliver such further documents and do such further acts and things on Assignor's behalf, as Assignee may reasonably deem necessary or expedient to effectuate the purposes of this Assignment; provided, however, that Assignee shall not exercise such appointment unless Assignor fails to comply with any such request of Assignee within two (2) business days, unless Assignor's interest in the Collateral would be impaired during such period;

            (k) The Collateral is and shall at all times be assignable to Assignee without restriction and free of any options, first offer or refusal or other rights on the part of any person;

            (l) Upon any assignment of the Collateral to Lender pursuant to foreclosure, private or public sale or by virtue of any other means, Assignee shall be entitled to be a member of the Borrower and be entitled to all rights and benefits that Assignor is entitled to by virtue of its ownership of the Collateral;

            (m) Assignor will not adopt or amend any governing instrument or agreement or take or permit to be taken any action that would in any manner result in Assignor owning less than 75% of the interests in the profits of the Borrower or in Assignor being unable to control the management of the Borrower (either as a member-managed company or through designation of the managers); and

            (n) Nothing contained in this Assignment or any Loan Document or in any governing instrument or agreement affecting the rights and obligations of members of the Borrower imposes or will impose upon any assignee of the Collateral any liability as or of a member without such assignee's prior written agreement to assume such liability. Nothing contained herein shall be construed to constitute such a consent.

      3. CARE OF COLLATERAL. Assignee shall be deemed to have exercised reasonable care with respect to the interest of Assignor in the custody and preservation of the Collateral if it takes such action for that purpose as Assignor shall reasonably request in writing, but failure of Assignee to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Assignee to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by Assignor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

      4. CERTAIN RIGHTS REGARDING COLLATERAL AND LIABILITIES.

            (a) Assignee from time to time, after occurrence and during the continuance of an Event of Event of Default (as hereinafter defined), may take all or any of the following actions: (i) notify the parties obligated on any of the Collateral to make payment to Assignee of any amounts due or to become due thereunder; (ii) enforce collection of any of the Collateral by suit or otherwise; (iii) take control of any proceeds of the Collateral; and (iv) resort to the Collateral for payment of any of the Liabilities whether or


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

      not it shall have resorted to any other property securing the Liabilities or shall have proceeded against any party primarily or secondarily liable on any of the Liabilities.

            (b) Assignee from time to time, whether before or after the occurrence of an Event of Default and without notice to Assignor, may take all or any of the following actions: (i) retain or obtain a security interest in any property in addition to the Collateral to secure any of the Liabilities; (ii) retain or obtain the primary or secondary liability of any party, including Assignor, with respect to any of the Liabilities;
      (iii) extend or renew for any period any of the Liabilities or release or compromise any obligation of any nature of any party with respect thereto; and (iv) surrender, release or exchange all or any part of any property, including the Collateral, securing any of the Liabilities, or compromise or extend or renew for any period any obligations of any party with respect to any such property.

            (c) At any time, Assignee at its option may surrender or assign without recourse the Collateral to Assignor, and Assignor hereby agrees to accept surrender or assignment, and, in such event, agrees to execute such documents and instruments and take such actions as Borrower may reasonably require to implement the foregoing. Assignor hereby appoints Assignee as its true and lawful attorney in fact, such appointment being irrevocable and coupled with an interest, to execute such documents and instruments and take such actions as Borrower may require in implementing the foregoing; provided, however, that Assignee shall not exercise such appointment unless Assignor fails to comply with any such request of Assignee within two (2) business days following such Lender's request, unless Assignee's interest in the Collateral would be impaired during such period. Such surrender or assignment shall be effective upon Assignee's transmission to Assignor, as set forth in Section 10 hereof, of the following: (i) any Collateral (as defined herein only) then in Assignee's possession; (ii) written notice of Assignee's exercise of the option granted by this subsection (c); and (iii) such other instruments and assignments, if any, as Assignee may reasonably deem to be sufficient as against Assignee to terminate any interest of Assignee in the Collateral. Any such surrender or reassignment shall be without recourse upon or warranty by Assignee and shall be made at the expense of Assignor.

            (d) Until occurrence of an Event of Default, Assignor may exercise any of its rights with respect to the Membership Interest except as may be prohibited by this Agreement and (upon the occurrence and during the continuation of an Event of Default) except as Assignee may elect to exercise such rights, if Assignee is entitled to do so pursuant to this Assignment.

      5. DISTRIBUTIONS. Any and all cash and distributions in property or other distributions made on or in respect of the Membership Interest ("Distributions"), and any and all cash and other property received at any time in exchange for any Collateral shall be and become part of the Collateral pledged hereunder and, if received by Assignor while an Event of Default exists, shall forthwith be delivered to Assignee or its designated nominee to be held subject to the terms of this Assignment. In the event no Event of Default exists when a Distribution is made, Assignor may receive such Distribution. The rights of Assignor to receive any such cash and Distributions shall be subject and subordinate in all respects to the rights of Assignee under this Assignment and under the other documents and instruments evidencing and securing the Loan.

      6. EVENT OF DEFAULT.

            (a) The occurrence of any Event of Default under the Note or other Loan Documents, a misrepresentation or breach of warranty by Assignor hereunder, or the default of Assignor in any agreement contained herein shall constitute an Event of Default hereunder. Upon such Event of
      Default: (i) Assignee may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of Illinois or otherwise available to it;
      (ii) Assignee, without demand or notice of any kind, may appropriate and apply toward the payment of such of the Liabilities, and in such order or application, as Assignee may elect from time to time, any balances, credits, deposits,


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

      accounts or monies of Assignor held, in any capacity, by, or in transit to, Assignee; and (iii) Assignee may transfer all or any part of the Collateral into the name of Assignee or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) business days before such disposition, postage prepaid, addressed to Assignor, at the address of Assignor hereinafter set forth.

            (b) Upon the occurrence of any Event of Default, Assignee may sell the Collateral at public or private sale for cash, upon credit or for future delivery, and at such price or prices as Assignee may deem satisfactory, and Assignee may be the purchaser of the Collateral and it or any purchaser of the Collateral upon any such sale shall thereafter hold the same, absolutely, free from any claim or right of any kind, including any equity or right of redemption of Assignor who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Assignee shall give ten (10) business days' written notice of intention to make any such public or private sale, which notice shall state the time and place fixed for such sale. Any sale shall be held at such time or times within the ordinary business hours and at such place or places as Assignee may reasonably fix in the notice of such sale; provided that Assignee shall not be obligated to make any sale pursuant to any such notice. Assignee, without notice or publication, may adjourn any sale or cause the same to be adjourned from time to time by announcement at the time or place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of the Collateral on credit or for future delivery, the Collateral may be retained by Assignee until the selling price is paid by the purchaser thereof, but Assignee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral and, in case of any such failure, the Collateral may again be sold upon like notice. In lieu of exercising the power of sale herein conferred upon it, Assignee may proceed by a suit or suits at law or in equity to foreclose the security interest assigned hereby and sell the Collateral. Assignor agrees that Assignee shall have the right to continue to retain the Collateral until such time as Assignee in its sole judgment believes that an advantageous price can be secured for the Collateral, and Assignee shall not be liable to Assignor for any loss in the value of the Collateral by reason of any delay in the sale thereof. Assignor agrees to immediately pay, and acknowledges its liability for, any deficiency between the outstanding amount of the Liabilities, and the net amount realized by Assignee by the sale of the Collateral, provided, however, that the liability for such deficiency shall not exceed Assignor's liability to pay the principal amount of the Loan under that certain Guaranty of even date executed and delivered by Assignor.

            (c) Assignor agrees that, in any sale of any of the Collateral, Assignee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official. Assignor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Assignee be liable or accountable to Assignor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

            (d) In executing this Agreement, Assignor hereby constitutes and appoints Assignee, with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead to make, execute, sign, acknowledge, swear to, record or file, on behalf of Assignee, certificates of organization, if applicable,


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

      and other documents required to reflect the foreclosure sale of the Collateral. The foregoing grant of authority is a power of attorney coupled with an interest, is irrevocable and shall survive the death or incapacity of Assignor.

            (e) Assignor agrees to pay to Assignee, on demand, all costs expended for collection of any payments due under the Note and all reasonable costs, including reasonable attorneys' fees and expenses, incurred by Assignee in connection with a suit at law or in equity to foreclose the security interest assigned hereby and sell the Collateral, whether or not such suit shall ever have been filed or have proceeded to judgment, together with interest thereon at the Event of Default Rate, as defined in the Note, and such costs shall be deemed to be part of the Liabilities and entitled to the benefit of the Collateral.

            (f) All rights and remedies of Assignee expressed hereunder are in addition to all other rights and remedies possessed by it, including those under any other agreement or instrument relating to any of the Liabilities or security therefor. No delay on the part of Assignee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Assignee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of Assignee permitted hereunder shall impair or affect the rights of Assignee in and to the Collateral.

      7. APPLICATION OF PROCEEDS OF SALE OR CASH HELD AS COLLATERAL. Upon occurrence of any Event of Default, proceeds of sale of Collateral sold pursuant to Section 6 hereof and the cash held as Collateral hereunder, shall be applied by Assignee as follows:

            FIRST: to payment of the reasonable costs and expenses of such sale, including the expenses of Assignee and the reasonable fees and expenses of counsel employed in connection therewith, and to the payment of all advances made by Assignee for the account of Assignor hereunder and the payment of all reasonable costs and expenses incurred by Assignee in connection with the administration and enforcement of this Assignment, to the extent that such advances, costs and expenses shall not have been theretofore reimbursed to Assignee;

            SECOND: to the payment of the remainder of the Liabilities in such order as Assignee shall determine;

            THIRD: to the payment of any other amounts required by applicable law, including, without limitation, Section 9-504(1) of the Uniform Commercial Code; and

            FOURTH: the balance, if any, of such proceeds shall be paid to Assignor, its successors and assigns, or as a court of competent jurisdiction may direct.

      8. AUTHORITY OF ASSIGNEE. Assignee shall have and be entitled to exercise all such powers hereunder as are specifically delegated to Assignee by the terms hereof, together with such powers as are incidental thereto. Assignee may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither Assignee, nor any director, officer or employee of Assignee, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection therewith, except for its own gross negligence or willful misconduct. Assignor hereby agrees to reimburse Assignee, on demand, for all reasonable expenses incurred by Assignee in connection with the administration and enforcement of this Assignment (including reasonable expenses incurred by any agent or sub-agent employed by Assignee, and the reasonable fees and expenses of any attorneys employed by Assignee or by any such agent or sub-agent) and agrees to indemnify and hold harmless Assignee and/or any such agent or sub-agent from and against any and all liability incurred by Assignee (or such agent or sub-agent) hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Assignee or such agent or sub-agent.


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

      9. RELEASE AND TERMINATION. This Assignment shall terminate when all the Liabilities and all obligations of Assignor hereunder have been fully paid and performed, at which time Assignee shall reassign and redeliver (or cause to be reassigned and redelivered) to Assignor, or to such person or persons as Assignor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by Assignee pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by Assignee and shall be made at the expense of Assignor.

      10. NOTICES. Any notice which any party hereto may desire or may be required to give to any other party hereto shall be in writing, and shall be given in accordance with the provisions of the Note or other Loan Documents. Except as otherwise specifically required herein, notice of the exercise of any right, option or power granted to Assignee by this Assignment is not required to be given.

      11. BINDING AGREEMENTS. This Assignment and all provisions hereof shall be binding upon Assignor, its successors, assigns, executors, administrators and legal representatives and all other persons or entities claiming under or through Assignor, and the word "Assignor", when used herein, shall include all such persons and entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Note or this Assignment; Assignors shall not be permitted to assign this Assignment or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any interest therein, or any cash or property held by Assignee as Collateral under this Assignment. The word "Assignee," when used herein, shall include Assignee's successors, assigns and legal representatives, including all other holders, from time to time, of the Note.

      12. NO LIABILITY ON ASSIGNEE. Notwithstanding anything herein contained to the contrary, (i) Assignor shall remain liable under any instrument which is a part of the Collateral to perform all of its obligations thereunder, and (ii) Assignee shall have no obligation or liability under the Collateral by reason of or arising out of this Assignment, nor shall Assignee be required or obligated in any manner to perform or fulfill any of the obligations of Assignor under or pursuant to the Collateral, or to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by it, to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. The Collateral is assigned and transferred to Assignee by way of collateral security only and, accordingly, Assignee by its acceptance hereof shall not be deemed to have assumed or become liable for any of the obligations or liabilities of Assignor or Borrower to the members or the creditors of Borrower or to the creditors or beneficiaries of Assignor or of Borrower, whether provided for by the terms of any agreements, arising by operation of law or otherwise, Assignor hereby acknowledging and agreeing that, with respect to all such liability, Assignor is and remains liable to the same extent as though this Assignment had not been made.

      13. RIGHTS AND REMEDIES. All rights and remedies set forth in this Assignment are cumulative, and the holder of the Note and of every other obligation secured hereby may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby. Unless as expressly provided in this Assignment to the contrary, no consent or waiver, express or implied, by any interested party referred to herein, to or of any breach or default by any other interested party referred to herein, in the performance by such other party of any obligations contained herein shall be deemed a consent to or waiver of the performance by such party of any other obligations hereunder or the performance by any other interested party referred to herein of the same, or of any other, obligations hereunder.

      14. GOVERNING LAW; INTERPRETATION. This Assignment shall be construed and interpreted with, and governed by, the internal laws of the State of Illinois. Wherever possible each provision of this Assignment shall be


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

interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment. Time is of the essence of this Assignment.

      15. MISCELLANEOUS. Neither this Assignment nor any provision hereof may be amended, modified, waived, discharged or terminated orally nor may any of the Collateral be released, except by an instrument in writing duly signed by or on behalf of Assignee hereunder. The Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Assignment. As used in this Assignment, the singular shall include the plural and the plural shall include the singular, and masculine, feminine and neuter pronouns shall be fully interchangeable where the context so requires.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.

                                    ASSIGNOR:

                                    THE PRIME GROUP, INC.


                                    By:  /s/ Michael W. Reschke
                                         --------------------------------------
                                    Name:    Michael W. Reschke
                                          -------------------------------------
                                    Title:   President
                                           ------------------------------------


                                    ASSIGNEE:

                                    HORIZON GROUP PROPERTIES, L.P.
                                    By:  Horizon Group Properties, Inc.,
                                         general partner


                                    By:  /s/ David R. Tinkham
                                         --------------------------------------
                                    Name:    David R. Tinkham
                                          -------------------------------------
                                    Title:   CFO
                                           ------------------------------------

                 BORROWER'S AGREEMENT AND CONSENT TO ASSIGNMENT

      The undersigned, PRIME OUTDOOR GROUP, LLC, a Delaware limited liability company (the "Borrower"), hereby consents to the foregoing Collateral Assignment of Membership Interest (the "Assignment" - all terms not otherwise defined herein shall have the same meaning as set forth in the Assignment) by Assignor and accepts the Assignment as valid and binding and pursuant to the terms of this Agreement (the "Agreement"). In consideration of the agreement by Assignee to accept the Note, and Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, accepted and agreed upon, Borrower further agrees and acknowledges as follows:

      1. The Assignment is fully enforceable under applicable law and Borrower's organizational documents. Specifically, all consents necessary for the assignment and transfer thereunder to be a permitted assignment of Assignor's membership interests have been obtained. Except as provided in this Agreement, the Assignment does not cause or affect any modification, transfer, change or diminution in the membership interest or rights of Assignor. All of the conditions precedent to Assignor's assignment have been waived or satisfied.

      2. Borrower hereby specifically acknowledges and agrees that the assignment pursuant to the Assignment and any current or future transfers of assets from Assignor to Assignee shall not of itself cause Borrower to cease to exist, wind up or terminate. Borrower hereby expressly consents to the assignment by Assignee of any or all of its interest in the Collateral.

      3. Borrower hereby agrees to enter notice of the Assignment into the books and records of Borrower and promptly after Assignee's reasonable request any and all public documents or records required under applicable law and to update such records from time to time as is necessary to protect and perfect Assignee's interest in the Collateral of Assignor.

      4. It is expressly understood by Borrower that Assignee neither assumes nor has any obligation to Borrower to exercise its rights under the Assignment or to declare a default thereunder, but that the option to exercise such rights to declare a default rests in the sole and absolute discretion of Assignee. In the event that Assignee exercises its rights under the Assignment, Borrower agrees that Assignee shall have no personal obligations or liabilities incurred by Borrower prior to the date of the successful exercise by Assignee of its rights under the Assignment and the sole right and remedy of Borrower or any creditors of Borrower for liabilities of Borrower incurred prior to the date of the successful exercise by Assignee of its rights under the Assignment as against Assignee shall be against the Membership Interest of each Assignor assigned. In furtherance of the foregoing, Borrower agrees that from the time of the successful exercise by Assignee of its rights under the Assignment, notwithstanding any obligations to restore any negative capital accounts or excess distributions or other amounts that may be due or otherwise attributed to Assignee for Borrower's accounting or tax purposes, in no event shall Assignee be obligated to restore such accounts, distributions or other amounts. It is further agreed and acknowledged that until such time as Assignee exercises its rights under the Assignment, Assignee shall not be and shall not be deemed to be a member of Borrower.

      5. Borrower agrees that it shall promptly supply Assignee with such information concerning each Assignor's capital and loan accounts, as Assignee may reasonably request from time to time hereafter.

      6. Borrower agrees that without obtaining Assignee's prior consent, it shall not consent to or effectuate any loan from Borrower to any Assignor or to Borrower from any Assignor.

      7. Borrower agrees that the delivery of the Assignment, the exercise of Assignee's rights in the Assignment and the transfer of Assignee's interest in the Collateral to entities affiliated with Assignee shall not trigger any so-called "buy-sell" or similar rights or options.

      8. Borrower acknowledges that the execution and delivery of this Agreement is a material inducement to Assignee to accept the Note and without the execution and delivery of this Agreement, Assignee will not take the foregoing actions.


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

      9. As of the date hereof, Borrower represents it has no counterclaim, right of setoff, security interest or like right or interest against Assignor or the Membership Interest of Assignor, the Collateral or against Assignee. Borrower further represents that as of the date hereof, all capital contributions and other amounts due and owing by Assignor have been paid in full.

      10. Borrower covenants and agrees that, if requested by Assignee, upon the exercise of its remedies following an Event of Default under the attached Assignment whereby Assignee effectuates the transfer of the Membership Interest pursuant thereto it will make a timely election under Section 754 of the Internal Revenue Code of 1986, as amended ("Code"), for the taxable year during which the transfer of the Membership Interest to Assignee occurs, to adjust the basis of Borrower's property in the manner provided in Section 743 of the Code.

      11. All representations and warranties contained in the Assignment are true, correct and complete.

      12. Borrower shall not issue or authorize the issuance of any membership interests in Borrower other than the membership interests of the Assignor which have been assigned to Assignee pursuant to the Assignment.

      13. Borrower will not take any action, omit to take any action, or permit any action or omission which would conflict with, constitute a breach of or default under or result in the inaccuracy or incompleteness of any provision of the Assignment.

Acknowledged and agreed to this 18th day of April, 2000.

                                    PRIME OUTDOOR GROUP, LLC

                                    By:  /s/ Mark T. Harris
                                         --------------------------------------
                                    Name:    Mark T. Harris
                                         --------------------------------------
                                    Title:   President
                                         --------------------------------------


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